UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Investor Home > Accounts & Services > Retail Proxy Voting Tools: Accounts & Services • Account Access • Retirement Plan Manager (RPM) • Service Center • Tax Center • Retail Proxy Voting Proxy Voting Information Proxy statements were mailed on or about January 26, 2012 to shareholders of record as of the close of business on January 4, 2012 for the Invesco Funds. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. The Shareholder Meeting was held on April 2, 2012, as scheduled and adjourned until April 16, 2012 adjourned until April 30, 2012, and further adjourned until May 25, 2012 at 3:00 p.m. Central time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until May 25, 2012, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, and annual report by clicking on the fund name listed below. How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the Invesco Funds will be held on May 25, 2012. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings. If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.952.3502 any business day between 8:00 a.m. and 5:00 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote. Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan Follow Us: Invesco Investment Services, Inc. ©2012 Invesco Ltd. All rights reserved.

Investor Home > Accounts & Services > Retail Proxy Voting Tools: Accounts & Services • Account Access • Retirement Plan Manager (RPM) • Service Center • Tax Center • Retail Proxy Voting Invesco Proxy Information by Fund Invesco Commodities Strategy Fund 1. Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may vote your shares at www.proxy-direct.com. Additional fund materials: • Prospectus • Annual Report Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan Follow Us: Invesco Investment Services, Inc. ©2012 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
Invesco Commodities Strategy Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the May 25, 2012 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on May 25, 2012 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Commodities Strategy Fund (the “Target Fund”), and Invesco Balanced-Risk Commodity Strategy Fund (the “Acquiring Fund”), a series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”), providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposal can be found in the proxy statement.

IMPORTANT NOTICE
Shareholder Meeting Adjourned to May 25, 2012
Invesco Commodities Strategy Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Commodities Strategy Fund. This meeting, which was originally scheduled for April 2, 2012 and adjourned to April 16, 2012, and again to April 30, 2012, has been adjourned again, to May 25, 2012 at 3:00 p.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to approve the proposal.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card, or by calling the proxy soliciting agent at 1-866-438-4810 Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time to speak with one of the representatives to assist you with the voting process..
IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR VOTE.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your voting instructions prior to May 25, 2012. You may also attend the Special Meeting and vote in person in accordance with the instructions in the proxy materials.
A3-NOBOREG23180

IMPORTANT NOTICE
Shareholder Meeting Adjourned to May 25, 2012
Invesco Commodities Strategy Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Commodities Strategy Fund. This meeting, which was originally scheduled for April 2, 2012 and adjourned to April 16, 2012, and again to April 30, 2012, has been adjourned again, to May 25, 2012 at 3:00 p.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to approve the proposal.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card.
IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR VOTE.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your voting instructions prior to May 25, 2012. You may also attend the Special Meeting and vote in person in accordance with the instructions in the proxy materials.
A3-OBORETAIL23180

Thank you for calling Invesco.
If you plan to attend the Invesco Open-End Funds Shareholder Meeting Press 1.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on May 25, 2012.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que.

Again thank you for calling Invesco.

Invesco Product Reorganizations Update
On April 30, 2012, Invesco Capital Development Fund received the votes necessary to proceed with its proposed reorganization. Invesco Commodities Strategy Fund had its shareholder meeting adjourned to May 25, 2012, to allow time for continued voting. Specific information on each merger is in the tables below.
Key Dates

▪	May 25, 2012
Shareholder meeting for
Invesco Commodities Strategy
Fund

▪	June 6, 2012
Distributions from target
funds approved for reorganization
— Record date: June 5
— Ex and pay date: June 6

▪	June 11, 2012
Anticipated close
(Prior to open of business)
Approved Fund Reorganization

Target Fund/Class	CUSIP	Symbol	Acquiring Fund/Class	CUSIP	Symbol

Invesco Capital Development Fund			Invesco Van Kampen Mid Cap Growth Fund
Class A	001413863	ACDAX	Class A	00143M596	VGRAX
Class B	001413848	ACDBX	Class B	00143M588	VGRBX
Class C	001413822	ACDCX	Class C	00143M570	VGRCX
Class R	001413459	ACDRX	Class R	00143M562	VGRRX
Class Y	00141B105	ACDYX	Class Y	00143M554	VGRDX
Institutional Class	001413483	ACDVX	Institutional Class	00143M547	VGRJX
Investor Class	001413210	ACDIX	Class A	00143M596	VGRAX
Fund Reorganization Adjourned for Continued Voting

Target Fund/Class	CUSIP	Symbol	Acquiring Fund/Class	CUSIP	Symbol

Invesco Commodities Strategy Fund			Invesco Balanced-Risk Commodity Strategy Fund
Class A	00141V622	COAAX	Class A	00888Y102	BRCAX
Class B	00141V614	COAHX	Class B	00888Y201	BRCBX
Class C	00141V598	COACX	Class C	00888Y300	BRCCX
Class R	00141V580	COARX	Class R	00888Y409	BRCRX
Class Y	00141V572	COAIX	Class Y	00888Y508	BRCYX
Institutional Class	00141V564	COAJX	Institutional Class	00888Y607	BRCNX

Contact us
Should you have questions, please contact your financial advisor. For more information, financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800 998 4246	800 337 4246	800 410 4246

Regional Broker Dealer	Retirement Division	Registered Investment Adviser
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Cash Management
800 959 4246	800 341 2929	800 659 1005, option 2
Explore Intentional Investing with InvescoSM
Intentional InvestingSM is the science and art of investing with purpose, prudence and diligence. It’s the philosophy that forms the foundation of our “investors first” approach, exemplified by our:

Commitment to investment excellence	Depth of investment capabilities	Organizational strength
We believe high-quality results begin with specialized insight and disciplined oversight.	Our wide range of investment capabilities is designed to support a variety of financial objectives.	As an independent firm, our global organization is solely focused on investment management.
About risk
See prospectus and shareholder reports for complete details about the risks associated with each fund.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus or visit invesco.com/fundprospectus.
     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us	IFPA-FLY-6-E 04/12	6663	Invesco Distributors, Inc.

Press Release
For immediate release

Invesco Announces Shareholder
Approval for Fund Reorganization

CONTACT: Ivy McLemore 713-214-1904 ivy.mclemore@invesco.com
HOUSTON, April 30, 2012 — Invesco announced today that shareholders of the Invesco Capital Development Fund have approved an Agreement and Plan of Reorganization to merge into Invesco Van Kampen Mid Cap Growth Fund. The reorganization is expected to be completed by June 11, 2012.
Invesco also announced that the Shareholder Meeting for Invesco Commodities Strategy has been adjourned until May 25, 2012.
As part of the reorganization activities, Invesco Capital Development Fund was placed in limited offering status on April 16, 2012. Invesco Commodities Strategy Fund has been in limited offering since February 22, 2011.
All investors who are invested in an Invesco fund during limited offering and remain invested in the fund may continue to make additional investments. Existing retirement plans may continue to add new participant accounts to the fund, but no new retirement plans will be considered.
About Invesco Ltd.
Invesco Ltd. is a leading independent global investment management firm, dedicated to helping investors worldwide achieve their financial objectives. By delivering the combined power of our distinctive investment management capabilities, Invesco provides a wide range of investment strategies and vehicles to our retail, institutional and high net worth clients around the world. Operating in more than 20 countries, the firm is listed on the New York Stock Exchange under the symbol IVZ. Additional information is available at www.invesco.com.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for its STIC Global Funds. Both Invesco Advisers, Inc. and Invesco Distributors, Inc. are wholly owned, indirect subsidiaries of Invesco Ltd.
NOT FDIC INSURED, MAY LOSE VALUE, OFFER NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.

—Invesco—

Invesco
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

www.invesco.com